SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                  FORM 8-K/A


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 8, 1997





                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  33-90998-01              59-3295394
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574







The Form 8-K of CNL Income Fund XVIII, Ltd. ("CNL XVIII") dated May 8, 1997, is being amended in order to update the financial information to include the Pro Forma Balance Sheet as of March 31, 1997 and the Pro Forma Statement of Income for the quarter ended March 31, 1997. No pro forma adjustments are being made to the Pro Forma Statements of Income due to the fact that none of the properties owned by CNL XVIII as of May 12, 1997, had a previous rental history. The changes affect the Pro Forma Financial Information in Item 7; therefore, Item 7 is amended to read as follows.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1997                        4

   Pro Forma Statement of Income for the quarter ended
     March 31, 1997                                                    5

   Pro Forma Statement of Income for the year ended
     December 31, 1996                                                 6

   Notes to Pro Forma Financial Statements for the
     quarter ended March 31, 1997 and the year ended
     December 31, 1996                                                 7

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $16,736,878 in gross offering proceeds from the sale of 1,673,688 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire eight properties, five of which were under construction at March 31, 1997, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $2,468,876 in gross offering proceeds from the sale of 246,887 additional Units during the period April 1, 1997 through May 12, 1997,
(iii) the assumed future sales of 57,708 Units, resulting in the receipt of $577,078 in gross offering proceeds through May 12, 1997, and (iv) the application of such funds and $6,079,177 of cash and cash equivalents at March 31, 1997, to purchase seven additional properties during the period April 1, 1997 through May 12, 1997 (five of which are under construction and consist of land and building, one property which is under construction and consists of building only and one property which consists of land and building), to pay additional construction costs for the five properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1997, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii),
(iii) and (iv) above, as if they had occurred on March 31, 1997.

      The Pro Forma Statements of Income for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statements of Income for the properties owned by CNL XVIII as of May 12, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1997



                                                   Pro Forma
          ASSETS                   Historical     Adjustments      Pro Forma
                                   -----------  ---------------   -----------

Land and buildings on operating
  leases, less accumulated
  depreciation                     $ 8,231,628  $ 5,176,178 (a)   $13,407,806
Net investment in direct
  financing leases (b)                 651,984    3,145,570 (a)     3,797,554
Cash and cash equivalents            6,079,177   (6,079,177)(a)            -
Receivables                             78,257                         78,257
Prepaid expenses                           900                            900
Organization costs, less
  accumulated amortization               9,089                          9,089
Accrued rental income                    6,504                          6,504
Other assets                           363,240     (290,907)(a)        72,333
                                   -----------  -----------       -----------

                                   $15,420,779  $ 1,951,664       $17,372,443
                                   ===========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                   $    70,480                    $    70,480
Accrued construction costs
  payable                              686,342  $  (686,342)(a)            -
Distributions payable                  154,476                        154,476
Due to related parties                 141,104     (133,812)(a)         7,292
Rents paid in advance                  118,189                        118,189
                                   -----------  -----------       -----------
    Total liabilities                1,170,591     (820,154)          350,437

Partners' capital                   14,250,188    2,771,818 (a)    17,022,006
                                   -----------  -----------       -----------

                                   $15,420,779  $ 1,951,664       $17,372,443
                                   ===========  ===========       ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         QUARTER ENDED MARCH 31, 1997



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating
    leases                              $  52,230     $      -     $  52,230
  Earned income from direct
    financing leases                        1,113            -         1,113
  Interest income                          42,871            -        42,871
                                        ---------     ---------    ---------
                                           96,214            -        96,214
                                        ---------     ---------    ---------

Expenses:
  General operating and
    administrative                         16,685            -        16,685
  Professional services                     5,896            -         5,896
  Management fees to related party          1,212            -         1,212
  State and other taxes                       416            -           416
  Depreciation and amortization             9,828            -         9,828
                                        ---------     ---------    ---------
                                           34,037            -        34,037
                                        ---------     ---------    ---------

Net Income                              $  62,177     $      -     $  62,177
                                        =========     =========    =========

Net Income Per Limited Partner
  Unit                                  $    0.05                  $    0.05
                                        =========                  =========

Weighted Average Number of Units
  Outstanding                           1,252,970                  1,252,970
                                        =========                  =========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner
  Unit                                    $  0.05                   $  0.05
                                          =======                   =======

Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                 FOR THE QUARTER ENDED MARCH 31, 1997 AND THE
                         YEAR ENDED DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $2,468,876 from the sale of 246,887 Units during the period April 1, 1997 through May 12, 1997, the assumed future sales of 57,708 Units, resulting in the receipt of $577,078 in gross offering proceeds through May 12, 1997, and $6,079,177 of cash and cash equivalents at March 31, 1997, used (i) to acquire seven properties for $7,574,875, (ii) to fund estimated construction costs of $1,005,240 ($686,342 of which was accrued as construction costs payable at March 31, 1997) relating to the five properties under construction at March 31, 1997, (iii) to pay acquisition fees and other costs of $186,685 ($49,617 of which was accrued as due to related parties at March 31, 1997) and reclassify from other assets $290,907 of acquisition fees and other costs previously incurred relating to the acquired properties, and
      (iv) to pay selling commissions and offering expenses (syndication costs) of $358,331 ($84,195 of which was accrued as due to related parties at March 31, 1997), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:

                                Estimated purchase
                                 price (including
                                 construction and    Acquisition
                                closing costs) and       fees
                                  additional con-     allocated
                                  struction costs    to property      Total
                                ------------------   -----------   -----------

      Golden Corral in
        Stow, OH                    $ 1,668,863      $    90,480   $ 1,759,343
      Boston Market in
        San Antonio, TX                 851,302           46,154       897,456
      On The Border in
        San Antonio, TX               1,186,744           64,342     1,251,086
      Boston Market in
        Minnetonka, MN                  815,065           44,190       859,255
      Wendy's in
        Sparta, TN                      633,967           34,372       668,339
      Boston Market in
        Timonium, MD                  1,129,934           61,261     1,191,195
      Jack in the Box in
        Houston, TX                   1,289,000           69,886     1,358,886
      Five properties under
        construction at
        March 31, 1997                  318,898           17,290       336,188
                                    -----------      -----------   -----------

                                    $ 7,893,773      $   427,975   $ 8,321,748
                                    ===========      ===========   ===========

      Adjustment classified
        as follows:
          Land and buildings
            on operating leases                                    $ 5,176,178
          Net investment in
            direct financing
            leases                                                   3,145,570
                                                                   -----------

                                                                   $ 8,321,748
                                                                   ===========

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  June 18, 1997               By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner